EXHIBIT 4.10

                              CERTIFICATE OF TRUST

                                       OF

                             PROVIDIAN FINANCING II


         This Certificate of Trust of Providian Financing II (the "Trust"), dated May 29, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. sections 3801 ET SEQ.).

           1. NAME. The name of the business trust formed hereby is Providian Financing II.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware.

           3. EFFECTIVE DATE. This certificate of Trust shall be effective as of its filing.

         IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                         THE BANK OF NEW YORK, as Trustee



                                         By         /s/ VAN K. BROWN
                                           ------------------------------------

                                         Name          VAN K. BROWN
                                             ----------------------------------

                                         Title    Assistant Vice President
                                              ---------------------------------


                                         THE BANK OF NEW YORK (DELAWARE), as
                                         Trustee



                                         By     /s/ FREDERICK W. CLARK
                                           ------------------------------------

                                         Name       FREDERICK W. CLARK
                                             ----------------------------------

                                         Title     Authorized Signatory
                                              ---------------------------------